VARIABLE INSURANCE PRODUCTS FUND II:
INVESTMENT GRADE BOND PORTFOLIO, ASSET MANAGER PORTFOLIO, AND ASSET
MANAGER: GROWTH PORTFOLIO SUPPLEMENT TO THE APRIL 30, 1996 PROSPECTUS
The following information supplements information found in the "The Funds in Detail - Charter" section of the Prospectus:
Kevin Grant is manager of VIP II: Investment Grade Bond Portfolio, which he has managed since February 1997. He also manages several other Fidelity funds. Prior to joining Fidelity in 1993, Mr. Grant was a vice president and chief mortgage strategist at Morgan Stanley for three years.
Charles Morrison is manager of VIP II: Asset Manager Portfolio's fixed-income investments, which he has managed since February 1997. He also manages several other Fidelity funds. Prior to joining Fidelity in 1987, Mr. Morrison has worked as an analyst and manager.
Charles Morrison is manager of VIP II: Asset Manager: Growth Portfolio's fixed-income investments, which he has managed since February 1997. He also manages several other Fidelity funds. Prior to joining Fidelity in 1987, Mr. Morrison has worked as an analyst and manager.